Exhibit 1.1

McEwen Mining Inc.

18,000,000 Shares

Common Stock

(no par value per share)

Warrants to Purchase 9,000,000 Shares

Common Stock

Underwriting Agreement

September 18, 2017

Cantor Fitzgerald Canada Corporation

As representatives of the several Underwriters

c/o Cantor Fitzgerald Canada Corporation
181 University Avenue, Suite 1500
Toronto, Ontario M5H 3M7

Ladies and Gentlemen:

McEwen Mining Inc., a corporation organized under the laws of the State of Colorado (the “Company”), proposes to sell to the underwriters listed on Schedule I hereto (the “Underwriters”),  an aggregate of (i) 18,000,000 shares (the “Firm Shares”) of common stock, no par value per share (“Common Stock”), of the Company and (ii) warrants to purchase an aggregate of 9,000,000 shares of Common Stock (the “Firm Warrants”). The Company also proposes to grant to the Underwriters an option to purchase (i) up to an additional 2,700,000 shares of Common Stock (the “Option Shares” and together with the Firm Shares, the “Shares”) and/or (ii) warrants of the Company to purchase up to an additional 1,350,000 shares of Common Stock (the “Option Warrants” and together with the Firm Warrants, the “Warrants”). Each Share is being sold together with one-half (½) of a Warrant; and each full Warrant is exercisable for one whole share of Common Stock at an exercise price of $2.70 per share. The Shares to be sold by the Company (including the Option Shares to the extent such option is exercised) and the Warrants to be sold by the Company (including the Option Warrants to the extent such option is exercised) are collectively called the “Securities.” Cantor Fitzgerald Canada Corporation (“CFCC”) is acting as the sole book-running manager (the “Lead Manager”) in connection with the offering of the Securities contemplated herein. As used herein, “Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

Certain terms used herein are defined in Section 19 hereof.

Any reference herein to the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, the Final Prospectus or any Issuer Free Writing Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 that were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Base Prospectus, the Time of Sale Prospectus or the Final Prospectus, as the case may be (the “Incorporated Documents”); and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the

Base Prospectus, the Time of Sale Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Base Prospectus, the Time of Sale Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference pursuant to the Act.

The Company has filed the Registration Statement, the related multijurisdictional disclosure system preliminary base shelf prospectus (the “Preliminary Canadian MJDS Base Prospectus”) and the related multijurisdictional disclosure system final base shelf prospectus (the “Canadian MJDS Base Prospectus”), with securities regulatory authorities in each of the Provinces of Canada other than Quebec (such provinces being referred to herein as the “Canadian Jurisdictions” and such regulators being referred to herein as the “Canadian Regulators”), pursuant to and in each case in accordance with the Canadian Securities Administrators’ National Instrument 71-101 - The Multijurisdictional Disclosure System (“NI 71-101”) and applicable securities laws in the Canadian Jurisdictions (collectively, the “MJDS Rule”), and has received a receipt for each of the Preliminary Canadian MJDS Base Prospectus and the Canadian MJDS Base Prospectus from or on behalf of each of the Canadian Regulators.

1.                                      Representations and Warranties.

The Company represents and warrants to, and agrees with, each Underwriter and Cantor Fitzgerald & Co. (“CF US”) as set forth below in this Section 1:

(a)                                 The Company meets the requirements for use of Form S-3 under the Act, including General Instruction I.A and I.B, and has prepared and filed with the Commission a shelf registration statement (file number 333-204688) on Form S-3, including a related base prospectus, for registration under the Act of the offering and sale, from time to time, of up to US$200,000,000 of the Company’s debt securities, Common Stock, warrants, subscription rights, subscription receipts and units. The Registration Statement and any amendments thereto, each in the form heretofore delivered or to be delivered to the Lead Manager and excluding exhibits to the Registration Statement and any amendment thereto, have been declared effective by the Commission. The Company will file with the Commission the Final Prospectus relating to the Securities in accordance with Rule 424(b). As filed, the Final Prospectus shall contain the information required by the Act, and, except to the extent that the Lead Manager shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Lead Manager prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Base Prospectus and the Time of Sale Prospectus) as the Company has advised the Lead Manager, and to which the Lead Manager has agreed, prior to the Execution Time, will be included or made therein. The Registration Statement, at the Execution Time, meets, the requirements set forth in Rule 415(a)(1)(x). The initial Effective Date of the Registration Statement was not earlier than the date three (3) years before the Execution Time. The Company has not received from the Commission any order preventing or suspending the effectiveness of the Registration Statement or the use of the Base Prospectus, the Time of Sale Prospectus or any Issuer Free Writing Prospectus and no proceedings for such purpose have been initiated or, to the

Company’s knowledge, are contemplated by the Commission. The Company has not received from the Canadian Regulators any order preventing or suspending the use of the Canadian MJDS Base Prospectus or the Final Canadian MJDS Supplement and no proceedings for such purpose have been initiated or, to the Company’s knowledge, are contemplated by the Canadian Regulators.

(b)                                 The Company, as of the Execution Time and as of the Closing Date (as defined below), meets and will meet the requirements and remains qualified for use of NI 71-101, and has, prior to the Execution Time, prepared, executed and filed the Preliminary Canadian MJDS Base Prospectus and the Canadian MJDS Base Prospectus in each of the Canadian Jurisdictions, along with all other required documents, and has received a receipt from or on behalf of each of the Canadian Regulators for each of the Preliminary Canadian MJDS Base Prospectus and the Canadian MJDS Base Prospectus and has fulfilled all requirements to enable the Securities to be offered for sale and sold to the public in the Canadian Jurisdictions.

(c)                                  On the Effective Date, the Registration Statement did, and when the Final Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any date on which Option Shares and/or Option Warrants are purchased, if such date is not the Closing Date (a “Settlement Date”), the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act; on the date of filing with the Canadian Regulators, the Preliminary Canadian MJDS Base Prospectus and the Canadian MJDS Base Prospectus did, and when the Final Canadian MJDS Supplement is first filed in accordance with the MJDS Rule and on the Closing Date and any Settlement Date, the Final Canadian MJDS Supplement (and any supplement thereto) will, comply in all material respects with the applicable requirements of Canadian Securities Laws; on the date of filing with the Canadian Regulators, the Canadian MJDS Base Prospectus did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the date of any filing pursuant to Rule 424(b) or NI 71-101, at the Applicable Time and on the Closing Date and any Settlement Date, the Time of Sale Prospectus, the Final Prospectus and the Final Canadian MJDS Supplement (in each case, together with any supplement thereto) did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the Underwriter Information (as defined below). Each Incorporated Document (other than the exhibits filed as part of such Incorporated Documents), at the time each of the documents listed in this Section 1(c) was filed with the Commission, or at the time such document became effective, complied in all material respects with the requirements of the Act and the Exchange Act and did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)                                 The Preliminary Canadian MJDS Base Prospectus, as of its filing date, did not contain any “misrepresentation” (as defined by Canadian Securities Laws) and constituted full, true and plain disclosure of all material facts relating to the Securities and the Company and its Subsidiaries, taken as a whole, as required by Canadian Securities Laws; the Canadian MJDS Base Prospectus, as of its filing date, did not contain any “misrepresentation” (as defined by Canadian Securities Laws) and constituted full, true and plain disclosure of all material facts relating to the Securities and the Company and its Subsidiaries, taken as a whole, as required by Canadian Securities Laws; and the Final Canadian MJDS Supplement (or any supplement thereto), as of its filing date, the Closing Date and any Settlement Date, will not contain any “misrepresentation” (as defined by Canadian Securities Laws) and will constitute full, true and plain disclosure of all material facts relating to the Securities and the Company and its Subsidiaries, taken as a whole, as required by Canadian Securities Laws; provided, however, in each case that the Company makes no representations or warranties as to the Underwriter Information (as defined below). For the purposes of this Section 1(d), the Preliminary MJDS Canadian Base Prospectus, the Canadian MJDS Base Prospectus or the Final Canadian MJDS Supplement (or any supplement thereto) shall include the Incorporated Documents (other than the exhibits filed as part of such Incorporated Documents).

(e)                                  The Final Canadian MJDS Supplement will conform to the Time of Sale Prospectus and Final Prospectus, as applicable, except for such deletions and additions as are permitted or required under applicable Canadian Securities Laws. The Registration Statement, the Time of Sale Prospectus, the Final Prospectus any Issuer Free Writing Prospectus or any amendment or supplement thereto, and the Incorporated Documents, when such documents were or are filed with the Commission under the Act or the Exchange Act or became or become effective under the Act, as the case may be, conformed or will conform in all material respects with the requirements of the Act and the Exchange Act, as applicable.

(f)                                   Prior to the later of (i) the expiration or termination of the option to purchase additional shares granted to the Underwriters in the preamble of this underwriting agreement (this “Agreement”) and (ii) the completion of the Underwriters’ distribution of the Securities, the Company has not distributed and will not distribute any offering material or marketing materials in connection with the offering and sale of the Securities other than the Registration Statement, the Time of Sale Prospectus, any Final Prospectus, as applicable, or as permitted under applicable law and consented to in writing by the Lead Manager, or any free writing prospectus reviewed and consented to in writing by the Lead Manager, the free writing prospectuses, if any, identified on Schedule II hereto.

(g)                                  As of the Applicable Time, the Closing Date, and each Settlement Date, the Disclosure Package (i) complies or will comply in all material respects with the requirements of the Act and the Exchange Act and applicable Canadian Securities Laws, as applicable, and (ii) does not and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Sub-section (ii) of the preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with the Underwriter Information (as defined in Section 8(b) hereof).

(h)                                 The Company has not, directly or indirectly, prepared, used or referred to any Issuer Free Writing Prospectus except in compliance with Rule 163 or with Rules 164, Rule 405 and 433 under the Act, including timely filing with the Commission or retention where required and legending. Each Issuer Free Writing Prospectus does not include any information that conflicts with the information contained in the Registration Statement, including any document incorporated therein by reference pursuant to the Act and any prospectus supplement deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to the Underwriter Information.

(i)                                     The Company was not and is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering contemplated herein and is not the subject of a cease trade order, management cease trade order, de-listing or any other order preventing or suspending trading of any securities of the Company issued by the Commission, Canadian Regulators, the New York Stock Exchange (the “NYSE”) or the Toronto Stock Exchange (the “TSX”), or any of them, and the Company is, to its knowledge, not aware of any such order being contemplated or threatened by the Commission, Canadian Regulators, the NYSE or the TSX, or any of them.

(j)                                    The Company is a reporting issuer, or the equivalent thereof, under the Canadian Securities Laws, is not in default of any requirement of the Canadian Securities Laws, and the Company is not included on a list of defaulting reporting issuers maintained by any of the Canadian Regulators that maintain such lists.

(k)                                 All disclosure and filings on the public record and fees required to be made and paid by the Company and its Subsidiaries pursuant to the Canadian Securities Laws have been made and paid, and the Company has not filed any confidential material change reports.

(l)                                     Each of the Company and its Subsidiaries has been duly incorporated or organized, as the case may be, and is validly existing in good standing under the laws of the jurisdiction of its incorporation or organization with corporate power and authority to own or lease its assets, as the case may be, and to operate its properties and conduct its business as described in the Disclosure Package, the Final Prospectus and the Final Canadian MJDS Supplement, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification and in which the failure to qualify would have a Material Adverse Effect.

(m)                             All outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable, and all outstanding shares of capital stock of the Subsidiaries are owned by the Company, either directly or through wholly owned Subsidiaries, free and clear of any security interests, claims, liens or encumbrances, except as set forth in the Disclosure Package, the Final Prospectus and the Final Canadian MJDS Supplement. The outstanding shares of capital stock of each Subsidiary of the Company were issued in compliance with all applicable securities laws and in accordance with the organizing documents of each entity, as applicable, and were not issued in violation of any preemptive rights, resale rights, rights of first refusal or similar rights.

(n)                                 The Company’s authorized, issued and outstanding equity capitalization is as set forth in the Disclosure Package, the Final Prospectus and the Final Canadian MJDS Supplement (other than for subsequent issuances, if any, pursuant to this Agreement, employee benefit plans, or upon the exercise of outstanding options or warrants, in each case as described in the Disclosure Package, the Final Prospectus and the Final Canadian MJDS Supplement). The Common Stock of the Company conforms in all material respects to the description thereof contained in the Disclosure Package, the Final Prospectus and the Final Canadian MJDS Supplement. The outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and non-assessable and have been issued in compliance in all material respects with all applicable securities laws and in accordance with the Company’s organizing documents. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company.  The Company has corporate power and authority to issue the Securities. The Shares being sold hereunder by the Company have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and non-assessable and will not be issued in violation of any preemptive rights, resale rights, rights of first refusal or similar rights. The Warrants have been duly authorized by the Company and, when executed and delivered by the Company, will be valid and binding agreements of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. The Warrant Shares have been duly authorized and validly reserved for issuance upon exercise of the Warrants. The Warrant Shares, when issued and delivered upon exercise of the Warrants in accordance therewith, will be validly issued, fully paid and nonassessable.  The holders of outstanding shares of capital stock of the Company are not entitled to preemptive rights, resale rights, rights of first refusal or similar rights to subscribe for the Securities, except as set forth in the Disclosure Package, the Final Prospectus and the Final Canadian MJDS Supplement.

(o)                                 The Company and its Subsidiaries, taken as a whole, have not sustained since the date of the latest audited financial statements included or incorporated by reference in the Disclosure Package, the Final Prospectus and the Final Canadian MJDS Supplement any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Disclosure Package, the Final Prospectus and the Final Canadian MJDS Supplement; and, since the respective dates as of which information is given in the Registration Statement, the Canadian MJDS Base Prospectus, the Disclosure Package, the Final Prospectus and the Final Canadian MJDS Supplement, there has not been (i) any material increase or decrease in the capital stock or material increase in the long-term debt of the Company or its Subsidiaries, taken as a whole, (ii) any change, or any development involving a prospective change, in or affecting the earnings, business, properties, assets, liabilities, prospects, general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its Subsidiaries, whether or not arising from transactions in the ordinary course of business, taken as a whole, that could reasonably be expected to have a Material Adverse Effect, or (iii) any dividend or distribution of any kind declared, paid or made by the Company on any class of its share capital, except in each case as set forth in the Disclosure Package, the Final Prospectus and the Final Canadian MJDS Supplement.

(p)                                 There is no franchise, contract, agreement or other document of a character required to be described in the Registration Statement, the Disclosure Package or the Final Prospectus, or to be filed as an exhibit thereto, that is not described or filed as required.

(q)                                 Neither the Company nor any of its Subsidiaries is or, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Disclosure Package and the Final Prospectus, will be, an “investment company” or an entity “controlled” by an “investment company” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(r)                                    No consent, approval, authorization, or filing with or order of any Governmental Authority is required in connection with the transactions contemplated herein, except (1) such as may be required under applicable U.S. federal and state securities laws, (2) such as may be required by the Financial Industry Regulatory Authority, Inc. (“FINRA”), the NYSE and the TSX, (3) such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Disclosure Package and the Final Prospectus, and (4) such as may be required with the Canadian Regulators in each of the Canadian Jurisdictions pursuant to Canadian Securities Laws. No approval of the Company’s shareholders is required in connection with the transactions contemplated herein.

(s)                                   None of the issue and sale of the Securities, the execution and delivery by the Company of this Agreement, the Warrants and the consummation of any other of the transactions herein contemplated or the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or result in the imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries, pursuant to (1) the organizational documents of the Company or any of its Subsidiaries, (2) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its Subsidiaries is a party or bound or to which its or their property is subject, that individually or in the aggregate would have a Material Adverse Effect (3) any statute, law, rule, or regulation, that individually or in the aggregate would have a Material Adverse Effect or (4) any judgment, writ, injunction, ruling, order or decree of any Governmental Authority, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of its or their properties, that individually or in the aggregate would have a Material Adverse Effect.

(t)                                    The consolidated historical financial statements and notes and schedules thereto of the Company and its Subsidiaries included or incorporated by reference in the Disclosure Package, the Final Prospectus, the Registration Statement, the Final Canadian MJDS Supplement and the Canadian MJDS Base Prospectus present fairly in all material respects the consolidated financial condition, results of operations and cash flows of the Company and its Subsidiaries as of the dates, for the periods indicated and on the basis stated therein, comply as to form with the applicable accounting requirements of the Act and the Exchange Act and the MJDS Rule (as

modified by the exemptive relief, received by or on behalf of the Canadian Regulators, from the Canadian generally accepted accounting principles (such generally accepted accounting principles of any jurisdiction being referred to herein as “GAAP”) reconciliation requirement in NI 71-101) and have been prepared in all material respects in conformity with U.S. GAAP applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The financial data contained or incorporated by reference in the Disclosure Package, the Final Prospectus, the Registration Statement, the Final Canadian MJDS Supplement and the Canadian MJDS Base Prospectus are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included in the Disclosure Package, the Final Prospectus, the Registration Statement, the Final Canadian MJDS Supplement and the Canadian MJDS Base Prospectus that are not included or will not be included as required; and the Company and its Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Disclosure Package, the Final Prospectus, the Registration Statement, the Final Canadian MJDS Supplement and the Canadian MJDS Base Prospectus that would otherwise be required to be described therein; and all disclosures contained or incorporated by reference in the Disclosure Package, the Final Prospectus, the Registration Statement, the Final Canadian MJDS Supplement and the Canadian MJDS Base Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K promulgated under the Act and Exchange Act, to the extent applicable.

(u)                                 No action, suit, investigation or proceeding by or before any Governmental Authority, domestic or foreign, involving the Company or any of its Subsidiaries or its or their property is pending or, to the knowledge of the Company, threatened, that could reasonably be expected to have a Material Adverse Effect, except as set forth in the Disclosure Package, the Final Prospectus and the Final Canadian MJDS Supplement (in each case, exclusive of any supplements thereto). The aggregate of all pending legal, regulatory or governmental proceedings to which the Company or any Subsidiary is a party or of which any of their respective properties or assets is the subject that are not described in the Disclosure Package, the Final Prospectus, the Registration Statement, the Final Canadian MJDS Supplement or the Canadian MJDS Base Prospectus, including ordinary routine litigation incidental to the business, could not reasonably be expected to have a Material Adverse Effect, and there are no current or pending audits or investigations, actions, suits or proceedings by or before any Governmental Authority that are required under the Act to be described in the Final Prospectus that are not so described.

(v)                                 Each of the Company and each of its Subsidiaries, directly or indirectly, owns, leases or has other contractual rights to all such properties as are necessary to the conduct of its operations as presently conducted; the Company and its Subsidiaries have good and marketable title to all real property owned by them in fee simple, defensible title to all unpatented mining claims owned by them (subject, as applicable, to the paramount title of the U.S.), and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects of any kind (including mining, zoning, use or building code restrictions that would prohibit or prevent the continued effective ownership, leasing, licensing or use of such property in the business of the Company and its Subsidiaries) except (i) liens or encumbrances described in the Disclosure Package, Final Prospectus, the Registration Statement, the Final Canadian MJDS Supplement and the Canadian MJDS Base Prospectus, or (ii) such liens, encumbrances and defects as would not, individually or in the aggregate, have a Material Adverse Effect; and any real property and buildings held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries. Except as described in the Disclosure Package, Final Prospectus, the Registration Statement, the Final Canadian MJDS Supplement and the Canadian MJDS Base Prospectus, the Company and its Subsidiaries hold either freehold title, mining leases, mining concessions, mining claims or participating interests or other conventional property or proprietary interests or rights, recognized in the jurisdiction in which a particular property is located, in respect of the ore bodies and minerals located in properties in which the Company and its Subsidiaries have an interest as described in the Disclosure Package, the Final Prospectus, the Registration Statement, the Final Canadian MJDS Supplement and the Canadian MJDS Base Prospectus under valid, subsisting and enforceable title documents or other recognized and enforceable agreements, contracts or instruments, sufficient to permit the Company or applicable Subsidiary to explore the minerals relating thereto. Except as described in the Disclosure Package, Final Prospectus, the Registration Statement, the Final Canadian MJDS Supplement and the Canadian MJDS Base Prospectus, all property, leases or claims in which the Company or any Subsidiary has an interest or right, have been validly located and recorded in accordance with all applicable laws and are valid and subsisting where the failure to be so would have a Material Adverse Effect. Except as described in the Disclosure Package, Final Prospectus, the Registration Statement, the Final Canadian MJDS Supplement and the Canadian MJDS Base Prospectus, the Company and its Subsidiaries have or reasonably anticipate receiving in due course all necessary surface rights, access rights and other necessary rights and interests relating to the properties in which the Company and its Subsidiaries have an interest as described in the Disclosure Package, the Final Prospectus, the Registration Statement, the Final Canadian MJDS Supplement and the Canadian MJDS Base Prospectus granting the Company or applicable Subsidiary the right and ability to explore for minerals, ore and metals as are appropriate in view of the rights and interest therein of the Company or applicable Subsidiary, with only such exceptions as do not interfere with the use made by the Company or applicable Subsidiary of the rights or interest so held, and each of the proprietary interests or rights and each of the documents, contracts, agreements and instruments and obligations relating thereto referred to above is currently in good standing in the name of the Company or a Subsidiary where the failure to be so would have a Material Adverse Effect. The Company is not aware of any reason that it is not or would not be entitled to do all of the exploration contemplated in the Disclosure Package, the Final Prospectus, the Registration Statement, the Final Canadian MJDS Supplement and the Canadian MJDS Base Prospectus.

(w)                               No relationship, direct or indirect, exists between or among the Company or any of its Subsidiaries, on the one hand, and the directors, officers, stockholders or affiliates of the Company or any of its Subsidiaries, on the other hand, that are required by the Act or applicable Canadian Securities Laws to be described in the Disclosure Package, the Base Prospectus, the Final Prospectus, the Registration Statement, the Canadian MJDS Base Prospectus or the Final Canadian MJDS Supplement that is not so described in such documents.

(x)                                 Neither the Company nor any Subsidiary of the Company is in violation or default of (1) any provision of its organizational documents, (2) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (3) any statute, law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over the Company or such Subsidiary or any of its properties, as applicable, any of which defaults or violations described in clauses (2) and (3) will have, or after any required notice and passage of any applicable grace period, would have, a Material Adverse Effect.

(y)                                 KPMG LLP (Toronto, Canada), Ernst & Young LLP (Toronto, Canada) and Ernst & Young LLP (Argentina) (collectively, the “Accountants”) who have each audited or reviewed certain financial statements of the Company and its Subsidiaries and, if applicable, delivered their respective report with respect to the audited consolidated financial statements and schedules included or incorporated by reference in the Disclosure Package, the Final Prospectus and the Final Canadian MJDS Supplement, are and, during the periods covered by their report, were each independent registered public accounting firms with respect to the Company within the meaning of the Act and the Exchange Act and the applicable published rules and regulations thereunder, the rules of the Public Company Accounting Oversight Board (“PCAOB”), and the MJDS Rule and the applicable published rules and regulations thereunder. The Accountants are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X under the Act and is each a “registered public accounting firm” as defined by the PCAOB whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn. To the Company’s knowledge, the Accountants are not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002, as amended (“Sarbanes-Oxley”), with respect to the Company.

(z)                                  Each of the Company and its Subsidiaries has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect), and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or would not have a Material Adverse Effect. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(t) above in respect of all federal, state, provincial and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its Subsidiaries is being contested or have not otherwise been finally determined, except as would not reasonably be expected to have a Material Adverse Effect.

(aa)                          No labor problem or dispute with the employees of the Company or any of its Subsidiaries exists or, to the Company’s knowledge, is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its Subsidiaries’ principal suppliers, contractors or customers, that would have a Material Adverse Effect.

(bb)                          The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged, other than as described in the Registration Statement, the Base Prospectus, the Time of Sale Prospectus or the Final Prospectus; there are no claims by the Company or any of its Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause, which would have a Material Adverse Effect; neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(cc)                            Except as set forth in the Registration Statement and in the Final Prospectus, all mining operations on the properties of the Company and its Subsidiaries have been conducted in all material respects in accordance with good mining and engineering practices and, in all material respects, all applicable workers’ compensation and health and safety and workplace laws, regulations and policies have been duly complied with.

(dd)                          No Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company.

(ee)                            Except as set forth in the Disclosure Package, the Final Prospectus and the Final Canadian MJDS Supplement, the Company and its Subsidiaries possess all licenses, concessions, certificates, permits and other authorizations issued by the appropriate federal, state or foreign Governmental Authorities necessary to conduct their respective businesses (“Permits”) as presently conducted and except for those Permits the failure of which to possess would cause a Material Adverse Effect; the Company and its Subsidiaries have fulfilled and performed in all material respects all of their respective obligations with respect to such Permits, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such Permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as set forth in the Disclosure Package, the Final Prospectus and the Final Canadian MJDS Supplement (in each case, exclusive of any supplement thereto). All Permits are valid and in full force and effect, except where the invalidity of such Permits or failure of such Permits to be in full force and effect would not have a Material Adverse Effect.

(ff)                              The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management’s general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability; (3) access to assets is permitted only in accordance with management’s general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s and its Subsidiaries’ internal controls over financial reporting are effective, and the Company and its Subsidiaries are not aware of any material weakness or unremediated significant deficiencies in their internal controls over financial reporting. The Company maintains “disclosure controls and procedures” (as defined in Rule 13a-15 and 15d-15(e) of the Exchange Act) that have been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. GAAP. Since the date of the latest audited consolidated financial statements included or incorporated by reference in the Disclosure Package, the Time of Sale Prospectus, the Canadian Preliminary MJDS Supplement, the Final Prospectus and the Canadian Final MJDS Supplement there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of a date within 90 days prior to the filing date of the Form 10-K for the fiscal year most recently ended (such date, the “Evaluation Date”).  The Company presented in its Form 10-K for the financial year most recently ended the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date and the disclosure controls and procedures are effective.  Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.

(gg)                            Except as set forth in the Disclosure Package, the Final Prospectus and the Final Canadian MJDS Supplement, and except as would not reasonably be expected to result in a Material Adverse Effect, (1) the Company and its Subsidiaries are in compliance with any and all applicable foreign, federal, state, provincial and local laws and regulations relating to the protection of human health and safety (with respect to exposure to hazardous or toxic substances), the environment, hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”); (2) the Company and its Subsidiaries have not received written notice of any actual or potential liability under any Environmental Laws. Except as set forth in the Disclosure Package, the Final Prospectus and the Final Canadian MJDS Supplement (exclusive of any supplement thereto), and except as would not reasonably be expected to result in a Material Adverse Effect; (3) neither the Company nor any of its Subsidiaries has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or any similar state or foreign Environmental Laws, or is subject to any pending or, to its knowledge, threatened proceeding in which a Governmental Authority is a party. The Company is not aware of any events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or Governmental Authority, against or affecting the Company or any of its Subsidiaries relating to any Environmental Laws, except as would not reasonably be expected to result in a Material Adverse Effect.

(hh)                          In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities of the Company and its Subsidiaries. On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect, except as set forth in the Disclosure Package, Final Prospectus and the Final Canadian MJDS Supplement (in each case, exclusive of any supplement thereto).

(ii)                                  Neither the Company nor any of its Subsidiaries has or maintains a “pension plan” (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended).

(jj)                                There is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of Sarbanes-Oxley, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(kk)                          The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(ll)                                  Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company and its Subsidiaries have conducted their businesses in compliance with the FCPA.

(mm)                  The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the U.S. Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority, domestic or foreign, (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any Governmental Authority involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(nn)                          Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent or employee of the Company or any of its Subsidiaries is currently (1) a person or entity designated by the U.S. Government as a Specially Designated

National and Blocked Person (“SDN”) on the most current list published by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) at its official website, http://www.treas.gov/offices/enforcement/ofac, with which a person or entity subject to U.S. jurisdiction cannot deal or otherwise engage in business transactions or (2) owned or controlled by any person or entity identified in clause (1) above; and the Company will not use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(oo)                          The Company and its Subsidiaries own, possess, license or have other rights to use, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Company’s business as now conducted or as proposed in the Disclosure Package, the Final Prospectus and the Final Canadian MJDS Supplement to be conducted, except as where the failure to do so would not reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Disclosure Package, the Final Prospectus and the Final Canadian MJDS Supplement, (1) there are no rights of third parties to any such Intellectual Property that is owned exclusively by the Company or any of its Subsidiaries except such rights as may have been granted in the ordinary course of business; (2) to the Company’s knowledge, there is no material infringement by third parties of any such Intellectual Property; (3) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any such Intellectual Property; (4) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; (5) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others that interferes with the issued or pending claims of any such Intellectual Property, except, in the cases of clauses (1) through (5) above, any right, infringement, action, suit, proceeding or claim would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries holds any U.S. or Canadian patents.

(pp)                          [Reserved]

(qq)                          [Reserved]

(rr)                                With respect to information set forth in the Disclosure Package, the Final Prospectus, the Registration Statement, the Final Canadian MJDS Supplement and the Canadian MJDS Base Prospectus: (i) information relating to the Company’s estimates of mineral reserves and resources as at the date they were prepared has been reviewed and verified by the Company or independent consultants to the Company as being consistent with the Company’s mineral reserve and mineral resource estimates as at the date they were prepared; (ii) the mineral reserve and mineral resource estimated have been prepared in accordance with Industry Guide 7 under the Act and/or National Instrument 43-101 — Standards of Disclosure for Mineral Projects, as applicable, by or under the supervision of a “qualified person” as defined therein; and (iii) the methods used in estimating the Company’s mineral reserves and mineral resources are in accordance with accepted mineral reserve and mineral resource estimation practices.

(ss)                              The Company has all corporate right, power and authority to execute and deliver this Agreement and the Warrants and to perform its obligations hereunder; and all corporate action required to be taken by the Company for the due and proper authorization, execution and delivery by it of this Agreement, the Warrants and the Preliminary Canadian MJDS Base Prospectus, the Canadian MJDS Base Prospectus and the Final Canadian MJDS Supplement and the consummation by it of the transactions contemplated hereby and thereby has been duly and validly taken. This Agreement, the Warrants and each of the Preliminary Canadian MJDS Base Prospectus, the Canadian MJDS Base Prospectus and the Final Canadian MJDS Supplement has been duly authorized, executed and delivered by the Company and this Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought, and by the fact that rights to indemnity, contribution and waiver, and the ability to sever unenforceable terms, may be limited by applicable law.

(tt)                                Except as disclosed in the Disclosure Package, the Final Prospectus, the Registration Statement, the Final Canadian MJDS Supplement and the Canadian MJDS Base Prospectus as at the date thereof, and except for options to acquire 4,922,563 shares of Common Stock, as of the date hereof, no person has any right, agreement, option, warrant or other rights to purchase, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option, warrant or other rights to purchase, for the issue or allotment of any shares of the Company or any other agreement, option, warrant or other rights to purchase, for the issue or allotment of any shares of the Company or any other security convertible into or exchangeable for any such shares or to require the Company to purchase, redeem or otherwise acquire any of the issued and outstanding shares of the Company, as the case may be.

(uu)                          All statistical, market-related or forward-looking data or statements included or incorporated by reference in the Disclosure Package, the Final Prospectus, the Registration Statement, the Final Canadian MJDS Supplement and the Canadian MJDS Base Prospectus (i) were so included by the Company in good faith and with reasonable basis after due consideration by the Company of the underlying assumptions, estimates and other applicable facts and circumstances and (ii) are accompanied by meaningful cautionary statements identifying those factors that could cause actual results to differ materially from those in such forward-looking statement. No such statements were made with the knowledge of an executive officer or director of the Company that any was false or misleading.

(vv)                          The information contained in, related to or derived from (a)(i) the NI-43-101 Technical Report for the Palmarito Project, Sinaloa State, Mexico, dated December 15, 2008, and amended March 9, 2009, (ii) the Update of the Resource Estimate, Magistral Gold Project, Sinaloa, Mexico, dated June 18, 2009, (iii) the Initial Resource Estimate for the El Gallo Project, Sinaloa State, Mexico, dated August 17, 2010, (iv) the Resource Estimate for the El Gallo District, Sinaloa State, Mexico, dated December 23, 2010 and (v) the Preliminary Economic

Assessment for the El Gallo District, Sinaloa State, Mexico, dated February 11, 2011, each prepared by Pincock, Allen & Holt, (b) the Technical Report on the Tonkin Project, dated May 16, 2008, prepared by Micon International, Ore Reserves Engineering and the Company (formerly, US Gold Corporation), and (c)(i) the NI 43-101 Preliminary Assessment of US Gold Corporation’s Gold Par Project, including Gold Pick, Gold Ridge, Cabin Creek and Hunter, Eureka County, Nevada, dated April 15, 2010, (ii) the NI 43-101 Technical Report for the Gold Pick Project, expanded to include the Cabin Cree and Hunter Resources, Eureka County, Nevada, dated May 5, 2009, (iii) the NI 43-101 Technical Report for the Limousine Butte Project, White Pine County, Nevada, dated July 1, 2009, (iv) the NI 43-101 Technical Report for the New Pass Project, Churchill County, Nevada, dated December 23, 2009, and (v) the Final NI 43-101 Technical Report for the Gold Pick Project, Gold Pick and Gold Ridge North, dated November, 2008, each prepared by Telesto Nevada Inc., (d)(i) NI 43-101 Technical Report on Resources and Reserves Gold Bar Project, Eureka County, Nevada, with an effective date of November 28, 2011 and a report date of February 24, 2012, (ii) NI 43-101Technical Report, Gold Bar Project Feasibility Study, Eureka County, Nevada with an effective date of September 19, 2015 and a report date of December 3, 2015, each prepared by SRK Consulting (U.S.) Inc., (e)(i) Technical Report on the San José Silver-Gold Mine, Santa Cruz, Argentina, with an effective date of December 31, 2013 and a report date of August 15, 2014, (ii) Technical Report on the San José Silver-Gold Mine, Santa Cruz, Argentina, with an effective date of December 31, 2012 and a report date of August 15, 2013, (iii) Technical Report on the San José Silver-Gold Mine, Santa Cruz, Argentina, with an effective date of December 31, 2011 and a report date of August 15, 2012, each prepared by P&E Mining Consultants Inc., (f)(i) Canadian National Instrument 43-101 Technical Report, McEwen Mining Inc., Los Azules Porphyry Copper Project, San Juan Province, Argentina, with an effective date of August 1, 2013 and a report date of November 1, 2013, (ii) Canadian National Instrument 43-101 Technical Report, McEwen Mining Inc., Los Azules Porphyry Copper Project, San Juan Province, Argentina, with an effective date of June 15, 2012 and a report date of August 1, 2012, each prepared by Samuel Engineering, Inc., (g) NI 43-101 Technical Report Feasibility Study, Mocorito Municipality, Sinaloa, Mexico, with an effective date of September 10, 2012, prepared by M3 Engineering & Technology Corporation, (h) Updated Technical Report on the Tonkin Springs Gold Property, Nevada, U.S.A., dated June 30, 2006, prepared by Micon International, (i) Resource Estimate for the El Gallo Complex, Sinaloa State, Mexico, with an effective date of June 30, 2013 and a report date of August 30, 2013, prepared by McEwen Mining Inc., and (j) Resource Estimate for the El Gallo Complex, Sinaloa State, Mexico, with an effective date of June 5, 2012 and a report date of July 18, 2012, prepared by Pincock, Allen & Holt and McEwen Mining Inc., is based on or derived from sources that the Company reasonably believes to be reliable and accurate in all material respects and represent its good faith estimate that is made on the basis of data derived from such sources, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

(ww)                      The Common Stock, including the Shares and the Warrant Shares, are duly listed, and admitted and authorized for trading, on the NYSE and the TSX subject, in the case of the Shares and Warrant Shares, (i) with respect to the NYSE, to official notice of issuance and (ii) with respect to the TSX, to the receipt of a conditional approval letter and satisfaction of customary conditions required by such exchange. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the

Exchange Act, delisting the Common Stock from either the NYSE or the TSX, nor has the Company received any notification that the Commission or either the NYSE or the TSX is contemplating terminating such registration or listing.  To the Company’s knowledge, it is in compliance with all applicable listing requirements of the NYSE and the TSX.

(xx)                          Except pursuant to this Agreement and as set forth in the Disclosure Package, the Final Prospectus, the Registration Statement, the Final Canadian MJDS Supplement and the Canadian MJDS Base Prospectus, neither the Company nor any of its Subsidiaries has incurred any liability for any finder’s or broker’s fee, agent’s commission or similar payments in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or by the Disclosure Package, the Final Prospectus, the Registration Statement, the Final Canadian MJDS Supplement and the Canadian MJDS Base Prospectus.

(yy)                          [Reserved]

(zz)                            The Company has not relied upon the Underwriters or legal counsel for the Underwriters for any legal, tax or accounting advice in connection with the offering and sale of the Securities.

(aaa)                   Neither the Company nor any of its Subsidiaries, nor any of their respective directors, officers, nor, to the Company’s knowledge, any of their respective affiliate or controlling persons, have taken, directly or indirectly, without giving effect to activities of the Underwriters, any action designed to or that would reasonably be expected to cause or result in stabilization or manipulation of the price of the Securities or of any “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act (“Regulation M”)) with respect to the Company’s Common Stock, whether to facilitate the sale or resale of the Shares, Warrant Shares, the Warrants, or otherwise, and has taken no action which would directly or indirectly violate Regulation M.

(bbb)                   The Company satisfies the pre-1992 eligibility requirements for the use of a registration statement on Form S-3 in connection with this offering (the pre-1992 eligibility requirements for the use of the registration statement on Form S-3 include (i) having a nonaffiliate, public common equity float of at least $150 million or a non-affiliate, public common equity float of at least $100 million and annual trading volume of at least three million shares and (ii) having been subject to the Exchange Act reporting requirements for a period of 36 months).

(ccc)                      There are no reports or information that in accordance with the Canadian Securities Laws must be made publicly available or filed in connection with the offering of the Common Stock that have not been made publicly available as required.

Any certificate signed by any officer of the Company and delivered to the Underwriters and CF US in connection with the offering of the Securities shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

The Company has a reasonable basis for making each of the representations set forth in this Section 1. The Company acknowledges that the Underwriters and CF US and, for purposes of the opinions to be delivered pursuant to Section 6 hereof, counsel to the Company and counsel to the Underwriters, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

2.                                      Purchase and Sale.

(a)                                 Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Issuer agrees to sell to each Underwriter (i) the Firm Shares and (ii) the Firm Warrants, and each Underwriter agrees, severally and not jointly, to purchase from the Company the respective number of Firm Shares and Firm Warrants set forth opposite such Underwriter’s name in Schedule I hereto. The purchase price per Firm Share, and the accompanying one-half Firm Warrant, to be paid by the several Underwriters to the Company shall be $2.25; and

(b)                                 Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the Underwriters to purchase, severally and not jointly, (i) up to 2,700,000 Option Shares at a purchase price per share of $2.123 per Option Share and/or (ii) Option Warrants to purchase up to an aggregate of 1,350,000 shares of Common Stock from the Company at a purchase price of $0.127 per Option Warrant. Such option may be exercised in whole or in part (but in no event shall there be more than two Settlement Dates unless otherwise agreed to by the parties) at any time on or before the 30th day after the date of this Agreement upon written or telegraphic notice by the Underwriters to the Company setting forth the number of shares of the Option Shares and/or Option Warrants as to which the Underwriters are exercising the option and the Settlement Date. The number of Option Shares and/or Option Warrants to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Shares and/or Option Warrants to be purchased by the several Underwriters as such Underwriter is purchasing of the Firm Shares and Firm Warrants, subject to such adjustments as the Company in its absolute discretion shall make to eliminate any fractional shares.

3.                                      Delivery and Payment. Delivery of and payment for the Firm Shares and the Firm Warrants, and the Option Shares and Option Warrants (if the option provided for in Section 2(b) hereof shall have been exercised on or before the Closing Date) shall be made at or about 8:30 A.M., New York City time, on September 22, 2017, or at such time on such later date not more than three Business Days after the foregoing date as the Lead Manager shall designate, which date and time may be postponed by agreement between the Lead Manager and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). Delivery of the Securities shall be made to the Underwriters for the respective accounts of each Underwriter against payment by each Underwriter of the respective aggregate purchase prices of the Securities being sold by the Company to or upon the order of the Company by wire transfer payable in same-day funds to the account specified by the Company. Delivery of the Shares shall be made through the facilities of The Depository Trust Company unless the Lead Manager shall otherwise instruct. Delivery of the Warrants shall be made in certificated form as instructed by the Lead Manager.

If the option provided for in Section 2(b) hereof is exercised after the Closing Date, the Company will deliver the Option Shares and Option Warrants (at the expense of the Company) to the Lead Manager, in the amounts and on the date specified by the Lead Manager (which shall be within three Business Days after exercise of such option) for the respective accounts of the Underwriters, against payment by each Underwriter of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to the account specified by the Company. If settlement for the Option Shares and/or Option Warrants occurs after the Closing Date, the Company will deliver to the Underwriters on the Settlement Date for the Option Shares and/or Option Warrants, and the obligation of the Underwriters to purchase the Option Shares and/or Option Warrants shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

4.                                      Offering by Underwriters. It is understood that the Underwriters propose to offer the Securities for sale to the public as set forth in the Disclosure Package, Final Prospectus and the Final Canadian MJDS Supplement and any such offer shall be in accordance with the selling restrictions set forth in Exhibit A hereto.

5.                                      Agreements.

The Company agrees with the Underwriters and CF US that:

(a)                                 Prior to the later of (1) the last date on which a Settlement Date, if any, may occur, and (2) the termination of the offering of the Securities, the Company will not file any amendment to the Registration Statement or supplement (including the Final Prospectus or the Time of Sale Prospectus) to the Base Prospectus or supplement to the Canadian MJDS Base Prospectus (including the Final Canadian MJDS Supplement) unless the Company has furnished the Underwriters a copy for their review prior to filing and will not file any such proposed amendment or supplement to which the Underwriters reasonably object, unless otherwise required by the Act, the Exchange Act or the MJDS Rule. Subject to the foregoing sentence, the Company will cause the Final Prospectus and the Final Canadian MJDS Supplement, properly completed, and any supplement thereto to be filed in a form approved by the Lead Manager with the Commission or the Canadian Regulators, as the case may be, pursuant to the applicable paragraph of Rule 424(b) or the MJDS Rule within the time period prescribed and will provide evidence satisfactory to the Lead Manager of such timely filing. The Company will promptly advise the Lead Manager (1) when the Final Prospectus and the Final Canadian MJDS Supplement, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), or the Canadian Regulators pursuant to the MJDS Rule, as the case may be, (2) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (3) of any request by the Commission or its staff for any amendment to the Registration Statement, or for any supplement to the Final Prospectus or for any additional information, (4) any request by the Canadian Regulators for any amendment to the Final Canadian MJDS Supplement or for any additional information, (5) of the Company’s intention to file, or prepare any supplement or amendment to, the Registration Statement, the Final Prospectus, the Final Canadian MJDS Supplement or any Issuer Free Writing Prospectus, (6) of the time when any amendment to the Final Canadian

MJDS Supplement has been filed with or receipted by the Canadian Regulators, (7) of the issuance by the Commission or any Canadian Regulator of any stop order or cease trade order suspending the effectiveness of the Registration Statement or the Final Canadian MJDS Supplement or of any notice objecting to its use or the institution or threatening of any proceeding for that purpose, (8) of the receipt of any comments or communications from any Canadian Regulator, the Commission or any other regulatory authority relating to the Final Prospectus, the Final Canadian MJDS Supplement, the Registration Statement, or the listing of the Shares on the TSX or the NYSE, and (8) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or cease trade order or the occurrence of any such suspension or objection to the use of the Registration Statement and, upon such issuance, occurrence or notice of objection, to obtain as soon as possible the withdrawal of such stop order or cease trade order or relief from such occurrence or objection, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using its best efforts to have such amendment or new registration statement declared effective as soon as practicable.

(b)                                 If, at any time prior to the filing of the Final Prospectus pursuant to Rule 424(b) or the filing of the Final Canadian MJDS Supplement pursuant to the MJDS Rule, any event occurs as a result of which the Disclosure Package, as of the Applicable Time, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made or the circumstances then prevailing not misleading, the Company will (1) notify promptly the Underwriters so that any use of the Disclosure Package may cease until it is amended or supplemented, (2) subject to the first sentence of paragraph (a) of this Section 5, amend or supplement the Disclosure Package to correct such statement or omission, and (3) supply any amendment or supplement to the Lead Manager in such quantities as the Lead Manager may reasonably request.

(c)                                  If, at any time when a prospectus relating to the Securities is required to be delivered under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172) or the Canadian Securities Laws, any event occurs as a result of which the Final Prospectus as then supplemented or the Final Canadian MJDS Supplement as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, or if it shall be necessary to amend the Registration Statement or the Canadian MJDS Base Prospectus, file a new registration statement, a new Canadian MJDS base prospectus or supplement the Final Prospectus or the Final Canadian MJDS Supplement to comply with the Act or the Exchange Act or the respective rules thereunder or Canadian Securities Laws, as the case may be, including in connection with the use or delivery of the Final Prospectus and the Final Canadian MJDS Supplement, the Company promptly will (i) notify the Underwriters of any such event, (ii) prepare and file with the Commission or the Canadian Regulators, as applicable, subject to the first sentence of paragraph (a) of this Section 5, an amendment or supplement, new registration statement, or new Canadian MJDS Base Prospectus which will correct such statement or omission or effect such compliance,

(iii) use its best efforts to have any amendment to the Registration Statement or new registration statement declared effective, or amendment to the Canadian MJDS Base Prospectus or new Canadian MJDS base prospectus receipted, as applicable as soon as practicable in order to avoid any disruption in use of the Final Prospectus and the Final Canadian MJDS Supplement and (iv) supply any supplemented Final Prospectus and any supplemented Final Canadian MJDS Supplement to the Lead Manager in such quantities as the Lead Manager may reasonably request.

(d)                                 The Company will make generally available to its security holders and to the Underwriters an earnings statement or statements of the Company and its Subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158.

(e)                                  The Company will use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Disclosure Package, the Final Prospectus and the Final Canadian MJDS Supplement under the caption “Use of Proceeds.”

(f)                                   The Company will use its commercially reasonable efforts to list the Securities on the NYSE and the TSX, and during the period hereof until the date eighteen months from the date hereof, maintain the listing of the Common Stock, including the Securities listed on the NYSE, the TSX or another national stock exchange, and maintain its status as a “reporting issuer” under the applicable securities laws of the Canadian Jurisdictions and Quebec.

(g)                                  Concurrently with the filing of the Final Prospectus with the Commission as described in Section 1(a) above, the Company will fulfill all requirements of applicable Canadian Securities Laws to enable the Securities to be offered for sale and sold to the public in the Canadian Jurisdictions and will file with the Canadian Regulators the Final Canadian MJDS Supplement relating to the Securities and substantially in the form of the Final Prospectus with whatever additional items are required pursuant to the MJDS Rule.

(h)                                 If requested by the Lead Manager, the Company will furnish to the Lead Manager signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and signed copies of the Canadian MJDS Base Prospectus and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act (including in such circumstances where such requirement may be satisfied pursuant to Rule 172) or Canadian Securities Laws, as many copies of the Time of Sale Prospectus, the Final Prospectus, the Final Canadian MJDS Supplement, each Issuer Free Writing Prospectus and any supplement thereto as the Underwriters may reasonably request.

(i)                                     The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Underwriters may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

(j)                                    The Company will not without the prior written consent of the Lead Manager (such consent not to be unreasonably withheld), issue, offer, sell, contract to sell, pledge, or otherwise dispose of or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company, directly or indirectly, including the filing (or participation in the filing) of a registration statement or prospectus with the Commission or any Canadian Regulator or the Autorite des marches financiers in Quebec in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to any other shares of Common Stock or any securities convertible into, or exercisable or exchangeable for, such Common Stock, or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of this Agreement, except that the Company may (i) file a registration statement or prospectus with the Commission or the Canadian Regulators in respect of the Securities and sell the Securities to the Underwriters pursuant to this Agreement, (ii) file any registration statement on Form S-8 designed to register or replace any equity plan or arrangement described in the Disclosure Package, the Final Prospectus, the Registration Statement, the Final Canadian MJDS Supplement and/or the Canadian MJDS Base Prospectus, (iii) issue and sell Common Stock or grant performance shares, stock appreciation rights, options or other equity-based awards pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time and disclosed in the Disclosure Package, the Final Prospectus, the Registration Statement, the Final Canadian MJDS Supplement and/or the Canadian MJDS Base Prospectus, (iv) issue Common Stock issuable upon the conversion of securities or the exercise of warrants or options outstanding at the Execution Time and disclosed in the Disclosure Package, the Final Prospectus, the Registration Statement, the Final Canadian MJDS Supplement and/or the Canadian MJDS Base Prospectus, or (iv) issue Common Stock to a seller in connection with the acquisition by the Company of mineral properties or other entities engaged in the mining business (including, without limitation, pursuant to an option agreement, joint venture or asset purchase), provided that the aggregate number of shares of Common Stock issued in connection with such transactions shall not exceed 10% of the number of shares of Common Stock outstanding as of the Closing Date; provided, however, that, except in the circumstance of an unsolicited bid, any such securities issued may not be subsequently disposed of until 90 days after the date of this Agreement by any recipient of such shares who, subsequent to such transaction, beneficially owns more than 1% of the Common Stock outstanding as of the Closing Date.

(k)                                 To the extent that the Company is required, it has, and will, comply with all applicable securities laws (including Canadian Securities Laws) and other applicable laws, rules and regulations, including, without limitation, Sarbanes-Oxley, and will use its best efforts to cause the Company’s directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of Sarbanes-Oxley.

(l)                                     The Company will pay at the time of closing on the Closing Date all reasonable costs and expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing with the Commission or the Canadian Regulators, as the case may be, of (a) the Registration Statement (including financial statements and exhibits), the

Time of Sale Prospectus, the Final Prospectus and each Issuer Free Writing Prospectus, and each amendment and supplement to any of the foregoing, and (b) the Preliminary Canadian MJDS Base Prospectus, Canadian MJDS Base Prospectus, the Final Canadian MJDS Supplement and each amendment and supplement to any of the foregoing, (ii) the preparation and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates, as applicable, for any transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company’s legal counsel, accountants and other advisors, (v) the qualification of the Securities under applicable securities laws, and the NYSE and the TSX, including filing fees and all other correspondence, submissions and filings with the NYSE and the TSX in connection with the Offering and, subject to Section 7 herein, the reasonable fees and disbursements of legal counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky Survey and any supplement thereto not to exceed $15,000, (vi) the printing and delivery to the Underwriters of copies of the Time of Sale Prospectus, the Final Prospectus, each Issuer Free Writing Prospectus, the Preliminary Canadian MJDS Base Prospectus, the Canadian MJDS Base Prospectus, the Final Canadian MJDS Supplement and all amendments or supplements to any of them and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (vii) the fees and expenses of any transfer agent or registrar for the Securities and (viii) the Underwriters’ expenses as set forth in Section 7 hereof.

(m)                             The Company agrees that, unless it has or shall have obtained the prior written consent of the Lead Manager, and each Underwriter, severally and not jointly, agrees with the Company that, unless it has or shall have obtained the prior written consent of the Company, it has not made and will not make an offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405) required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided, however, that the prior written consent of the parties hereto shall be deemed to have been given in respect of the free writing prospectuses included in Schedule II hereto. Any such free writing prospectus consented to by the Lead Manager or the Company is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (1) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (2) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(n)                                 The Company shall provide the Lead Manager with a draft of any press release to be issued in connection with the Offering for the Lead Manager’s review.

(o)                                 The Company shall, at all times while any Warrants are outstanding, use its best efforts to maintain a registration statement covering the issue and sale of the Warrant Shares upon exercise of the Warrants such that the Warrant Shares, when issued, will not be subject to resale restrictions under the Securities Act except to the extent that the Warrant Shares are owned by affiliates.

(p)                                 The Company shall, at all times while any Warrants are outstanding, reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of such Warrants, the number of Warrant Shares that are initially issuable and deliverable upon the exercise of the then-outstanding Warrants.

6.                                      Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Firm Shares and Firm Warrants, and the Option Shares and Option Warrants, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, the Closing Date and any Settlement Date pursuant to Section 3 hereof, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a)                                 The Final Prospectus and the Final Canadian MJDS Supplement and any supplement thereto has been or will be filed with the Commission or the Canadian Regulators, as the case may be, in the manner and within the time period required by Rule 424(b) or the MJDS Rule, as the case may be; any other material required to be filed by the Company pursuant to Rule 433(d) shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; any materials required to be filed by the Company pursuant to the MJDS Rule shall have been filed by the Company with the Canadian Regulators within the applicable time period; no stop order, or equivalent, suspending the effectiveness of the Registration Statement or the Canadian MJDS Base Prospectus or any notice objecting to its use shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company, threatened, and no stop order, or equivalent, suspending or preventing the use of the Time of Sale Prospectus, the Final Prospectus, any Issuer Free Writing Prospectus or the Final Canadian Supplement shall have been issued by the Commission or any Canadian Regulator, as applicable, and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company, threatened by the Commission or any Canadian Regulator, as applicable.

(b)                                 The Underwriters and CF US shall have reviewed confirmation from each of Hogan Lovells US LLP and Bennett Jones LLP that there are no claims to which its representation has been sought and that are outstanding in respect of the Company.

(c)                                  The Company shall have requested and caused each of Hogan Lovells US LLP, U.S. counsel for the Company, and Bennett Jones LLP, Canadian counsel for the Company, to have furnished to the Underwriters and CF US their opinions (and Rule 10b-5 negative assurance letter in the case of Hogan Lovells US LLP), in form and substance satisfactory to the Lead Manager and its counsel, dated the Closing Date and any Settlement Date and addressed to the Underwriters and CF US. In the case of the opinion to be provided by Bennett Jones LLP, they may rely on the opinions of local counsel acceptable to the Underwriters and CF US, acting reasonably, as to the qualification of the Securities for sale to the public and as to other matters governed by the laws of jurisdictions in Canada other than the provinces in which they are qualified to practice.

(d)                                 The Company shall have caused the Underwriters and CF US to receive favorable title opinions dated the Closing Date regarding such title opinions as previously agreed upon in writing with the Underwriters, each in form and substance reasonably satisfactory to the Underwriters and CF US.

(e)                                  The Company shall have furnished to the Underwriters and CF US a certificate of the Company, signed by the Chief Executive Officer and the Chief Financial Officer of the Company or any other officers of the Company acceptable to the Lead Manager, in is discretion, dated the Closing Date and any Settlement Date, as applicable, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Disclosure Package, the Final Prospectus, the Canadian MJDS Base Prospectus and the Final Canadian MJDS Supplement and any supplements or amendments thereto and this Agreement and that:

(i)                                     the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date or any Settlement Date, as applicable, with the same effect as if made on the Closing Date or any Settlement Date, as applicable, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date or any Settlement Date, as applicable;

(ii)                                  no stop order or equivalent suspending the effectiveness of the Registration Statement or the Canadian MJDS Base Prospectus or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened;

(iii)                               since the date of the most recent financial statements included or incorporated by reference in the Disclosure Package, the Final Prospectus and the Final Canadian MJDS Supplement (exclusive of any supplement thereto), there has been no Material Adverse Effect; and

(iv)                              the Company has complied with the terms and conditions of this Agreement on its part to be complied with up to the time of closing on the Closing Date or any Settlement Date, as applicable.

(f)                                   The Underwriters and CF US shall have received on and as of the Closing Date and any Settlement Date, as the case may be, satisfactory evidence of the good standing of the Company and its Subsidiaries in its jurisdiction of organization in writing from the appropriate governmental authority of such jurisdiction.

(g)                                  The Underwriters and CF US shall have received from KPMG, LLP (Toronto, Canada), at the Execution Time and at the Closing Date and any Settlement Date, letters (which may refer to letters previously delivered to the Underwriters and CF US), dated respectively as of the Execution Time and as of the Closing Date and any Settlement Date, as applicable, in form and substance satisfactory to the Underwriters and CF US, confirming that it is an independent registered public accounting firm within the meaning of the Act and the Exchange Act and covering, without limitation, the Company’s audited financial statements for the years ended December 31, 2015 and 2014 and the various financial disclosures related thereto contained in, or incorporated by reference in, the Registration Statement, the Time of Sale Prospectus, the Final Prospectus, the Final Canadian MJDS Supplement and the Issuer Free Writing Prospectuses, if any.

(h)                                 The Underwriters and CF US shall have received from Ernst & Young, LLP (Toronto, Canada), at the Execution Time and at the Closing Date and any Settlement Date, letters (which may refer to letters previously delivered to the Underwriters and CF US), dated respectively as of the Execution Time and as of the Closing Date and any Settlement Date, as applicable, in form and substance satisfactory to the Underwriters and CF US, confirming that it is an independent registered public accounting firm within the meaning of the Act and the Exchange Act and covering, without limitation, the Company’s audited financial statements for the year ended December 31, 2016 and the Company’s reviewed financial statements for the six months ended June 30, 2017 and the various financial disclosures related thereto contained in, or incorporated by reference in, the Registration Statement, the Time of Sale Prospectus, the Final Prospectus, the Final Canadian MJDS Supplement and the Issuer Free Writing Prospectuses, if any.

(i)                                     The Underwriters and CF US shall have received from Ernst & Young, LLP (Argentina), at the Execution Time and at the Closing Date and any Settlement Date, letters (which may refer to letters previously delivered to the Underwriters and CF US), dated respectively as of the Execution Time and as of the Closing Date and any Settlement Date, as applicable, in form and substance satisfactory to the Underwriters and CF US, confirming that it is an independent registered public accounting firm within the meaning of the Act and the Exchange Act and covering, without limitation, the Company’s audited financial statements for the years ended December 31, 2016 and 2015 and the various financial disclosures related thereto contained in, or incorporated by reference in, the Registration Statement, the Time of Sale Prospectus, the Final Prospectus, the Final Canadian MJDS Supplement and the Issuer Free Writing Prospectuses, if any.

(j)                                    Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement and Canadian MJDS Base Prospectus (exclusive of any amendment thereof) and the Final Prospectus and Final Canadian MJDS Supplement (exclusive of any amendment or supplement thereto), there shall not have been (A) any change or decrease specified in the letters referred to in paragraphs (g), (h) and (i) of this Section 6 or (B) any Material Adverse Effect, the effect of which, in any case referred to in clause (A) or (B) above, is, in the sole judgment of the Lead Manager, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof), the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto).

(k)                                 On the date of this Agreement and on the Closing Date, the Company shall have furnished to the Underwriters and CF US a certificate, dated the respective dates of delivery thereof and addressed to the Underwriters and CF US, of the chief financial officer of the Company with respect to certain financial data contained in, or incorporated by reference in, the Registration Statement, the Time of Sale Prospectus, the Final Prospectus, the Final Canadian MJDS Supplement and the Issuer Free Writing Prospectuses, if any, providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to the Underwriters and CF US.

(l)                                     Prior to the Closing Date and any Settlement Date, the Company shall have furnished to the Underwriters and CF US such further information, certificates and documents as the Underwriters may reasonably request.

(m)                             The Shares (including the Warrant Shares) shall have been approved for listing on the NYSE and, prior to the Closing Date, the Securities shall have been conditionally approved for listing, subject to the satisfaction of the customary conditions, on the TSX, subject only to official notice of issuance, and satisfactory evidence of such actions shall have been provided to the Underwriters and CF US.

(n)                                 The Company represents and covenants that it will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person:

(i)                                     to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of any sanctions administered or enforced by OFAC, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, the “Sanctions”); or

(ii)                                  in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the Offering, whether as underwriter, advisor, investor or otherwise).

The Company represents and covenants that for the past five (5) years, it has not knowingly engaged in, is not now knowingly engaging in, and will not engage in, and will use its best efforts to cause its directors, officers and key personnel not to engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(o)                                 The Company shall not invest or otherwise use the proceeds received by the Company from its sale of the Securities in such a manner as would require the Company to register as an investment company under the Investment Company Act.

(p)                                 At the Execution Time, the Company shall have furnished to the Lead Manager a letter substantially in the form of Exhibit B to this Agreement from each officer and director of the Company.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Lead Manager and counsel for the Underwriters, this Agreement and all obligations of the Underwriters and CF US hereunder may be canceled at, or at any time prior to, the Closing Date by the Lead Manager. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

The documents required to be delivered by this Section 6 shall be delivered at the office of Cooley LLP, U.S. counsel for the Underwriters, at 1114 Avenue of the Americas, New York, NY 10036, on the Closing Date.

7.                                      Reimbursement of Underwriters’ Expenses. Whether or not the transactions contemplated herein shall be completed, the Company shall reimburse the Underwriters on demand for all documented out-of-pocket costs and expenses (including reasonable fees of U.S. and Canadian legal counsel in an amount not to exceed US$200,000, excluding taxes and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

8.                                      Indemnification and Contribution.

(a)                                 The Company agrees to indemnify and hold harmless each Underwriter, CF US, their respective affiliates and their respective partners, members, directors, officers, employees and agents and each person, if any, who controls any Underwriter or any affiliate within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each, an “indemnified party”) as follows:

(i)                                     against any and all loss, liability, claim, damage and expense whatsoever, as incurred, joint or several, arising out of or based upon: (A)(1) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or Base Prospectus, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; (2) any untrue statement or alleged untrue statement of a material fact included in the Time of Sale Prospectus or any other preliminary prospectus supplement related to the Securities, the Final Prospectus or any Issuer Free Writing Prospectus the Company uses, or is required to file, pursuant to Rule 433(d) of the Act, the Preliminary Canadian MJDS Base Prospectus, the Canadian MJDS Base Prospectus and the Final Canadian MJDS Supplement, or in any amendment thereof or supplement thereto any other materials provided to investors by, or with the approval of, the Company in connection with the offering of the Securities and the marketing thereof, including any road show, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (3) any act or failure to act or any alleged act or failure to act by any

Underwriter in connection with, or relating in any manner to, the Securities or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (1) or (2) above; or (4) any “misrepresentation” (as defined by Canadian Securities Laws) contained in the Canadian MJDS Base Prospectus and the Final Canadian MJDS Supplement, or in any amendment thereof or supplement thereto; or (B) the violation of any laws or regulations of foreign jurisdictions where Securities have been offered or sold that occurs as a result of such offer or sale;

(ii)                                  against any and all loss, liability, claim, damage and expense whatsoever, as incurred, joint or several, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any Governmental Authority, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 8(d) below) any such settlement is effected with the written consent of the Company, which consent shall not unreasonably be delayed or withheld; and

(iii)                               against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any Governmental Authority, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission (whether or not a party), to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that the foregoing indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made solely in reliance upon and in conformity with the Underwriter Information.

(b)                                 Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company and its directors and each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 8(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement, or Base Prospectus, the Time of Sale Prospectus or any other preliminary prospectus supplement relating to the Securities, the Disclosure Package, any Issuer Free Writing Prospectus, any other materials provided to investors by, or with the approval of, the Company in connection with the offering of the Securities, including any road show, or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information relating to such Underwriter and furnished to the Company by the Lead Manager in writing expressly for use therein.  The Company hereby acknowledges that the only information that the Lead Manager has furnished to the Company expressly for use in the Registration Statement, or Base Prospectus, the Time of Sale Prospectus or any other preliminary prospectus supplement relating to the Securities, the Final Prospectus or any Issuer Free Writing Prospectus, the Canadian MJDS Base Prospectus and the Final Canadian MJDS Supplement, any other materials provided to investors by, or with the approval of, the Company in connection with the offering of the Securities, including any road show, are the statements set forth in the (i) first sentence of each of the thirteenth and eighteenth paragraphs and (ii) first two sentences in the nineteenth paragraph, each as under the heading “Underwriting” of the Final Prospectus (the “Underwriter Information”).

(c)                                  Any party that proposes to assert the right to be indemnified under this Section 8 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 8, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve the indemnifying party from (i) any liability that it might have to any indemnified party otherwise than under this Section 8 and (ii) any liability that it may have to any indemnified party under the foregoing provision of this Section 8 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party.  If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal expenses of the indemnified party except as provided below and except for the reasonable costs of investigation previously or subsequently incurred by the indemnified party in connection with the defense.  The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action or counsel reasonably satisfactory to the indemnified party, in each case, within a reasonable time after receiving notice of the commencement of the action; in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties.  It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm (excluding local counsel) admitted to practice in such jurisdiction at any one time for all such indemnified party or parties, which counsel (together with any local counsel) for the indemnified parties shall be selected by the Lead Manager (in the case of counsel for the indemnified parties referred to in Section 8(a)).  All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred.  An indemnifying party will not, in any event, be liable for any settlement of any action or claim effected without its written consent.  No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 8 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent (1) includes an unconditional release of each indemnified party, in form and substance reasonably satisfactory to such indemnified party, from all liability arising out of such litigation, investigation, proceeding or claim and (2) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)                                 If an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 8(a)(ii) effected without its written consent if (1) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (2) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (3) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(e)                                  In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 8 is applicable in accordance with its terms but for any reason is held to be unavailable or insufficient from the Company or any Underwriter, the Company and such Underwriter will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which the Company and such Underwriter may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and such Underwriter, on the other hand.  The relative benefits received by the Company, on the one hand, and any Underwriter, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the sale of the Securities (before deducting expenses) received by the Company bear to the total compensation received by such Underwriter from the sale of the Securities on behalf of the Company (in each case, as set forth on the cover of the Prospectus).  If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, with respect to the statements or omission that resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering.  Such relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(e) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein.  The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense, or damage, or action in respect thereof, referred to above in this Section 8(e) shall be deemed to include, for the purpose of this Section 8(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim to the extent consistent with Section 8(c) hereof.

Notwithstanding the foregoing provisions of this Section 8(e), no Underwriter shall be required to contribute any amount in excess of the commissions received by it under this Agreement and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations to contribute pursuant to this Section 8 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their respective names on Schedule I.  For purposes of this Section 8(e), any affiliate of any Underwriter, any person who controls a party to this Agreement within the meaning of the Act, and any officers, directors, partners, employees or agents of an Underwriter or its affiliates or control persons, will have the same rights to contribution as that party, and each director of the Company and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof.  Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 8(e), will notify any such party or parties from whom contribution may be sought, but the omission to so notify will not relieve that party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 8(e) except to the extent that the failure to so notify such other party materially prejudiced the substantive rights or defenses of the party from whom contribution is sought.  Except for a settlement entered into pursuant to the last sentence of Section 8(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent if such consent is required pursuant to Section 8(c) hereof.

9.                                      Default by an Underwriter.

(a)                                 If any Underwriter or Underwriters shall default in its or their obligation to purchase Securities hereunder, and if the Securities with respect to which such default relates (the “Default Securities”) do not (after giving effect to arrangements, if any, made by the Lead Manager pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Securities, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company that number of Default Securities that bears the same proportion of the total number of Default Securities then being purchased as the number of Securities set forth opposite the name of such non-defaulting Underwriter in Schedule I hereto bears to the aggregate number of Securities set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional shares as the Lead Manager in its sole discretion shall make.

(b)                                 In the event that the aggregate number of Default Securities exceeds 10% of the number of Securities, the Lead Manager may in its discretion arrange for itself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Securities on the terms contained herein. In the event that within five calendar days after such a default the Lead Manager does not arrange for the purchase of the Default Securities as provided in this Section 9, this Agreement shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 8 and 11) or the non-defaulting Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

(c)                                  In the event that any Default Securities are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Lead Manager or the Company shall have the right to postpone the Closing Date or Settlement Date, as the case may be for a period, not exceeding five Business Days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Final Prospectus or the Final Canadian MJDS Supplement or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement, the Final Prospectus or the Final Canadian MJDS Supplement which, in the opinion of Underwriters’ U.S. and Canadian counsel, may thereby be made necessary or advisable. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Securities.

10.                               Termination.

(a)                                 This agreement shall be subject to termination in the absolute discretion of the Lead Manager, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (a) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission, the NYSE or the TSX or trading in securities generally on the NYSE or the TSX shall have been suspended or limited or minimum prices shall have been established on such exchange, (b) a general banking moratorium shall have been declared by Canadian or U.S. federal, New York State or Ontario provincial authorities, (c) there shall have occurred any outbreak or escalation of national or international hostilities, or a declaration by the U.S. or Canada of a national emergency or war, major terrorist attack in a world commercial financial center, or other calamity or crisis, including a health epidemic, the effect of which on financial markets is such as to make it, in the sole judgment of the Lead Manager, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Time of Sale Prospectus, the Final Prospectus or the Final Canadian MJDS Supplement (exclusive of any amendment or supplement thereto), (d) in the judgment of the Lead Manager there shall have occurred any material adverse change or (e) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Lead Manager may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured.

(b)                                 The rights of termination contained in Section 10(a) may be exercised by the Lead Manager and are in addition to any other rights or remedies any of the Underwriters may have in respect of any default, act or failure to act or non-compliance by the Company in respect of any of the matters contemplated by this Agreement or otherwise. In the event of any such termination, there shall be no further liability on the part of the Underwriters to the Company or on the part of the Company to the Underwriters, except that the Company shall be obligated to reimburse the expenses of the Underwriters and except in respect of any liability which may have arisen prior to or arise after such termination under Sections 8 and 14.

11.                               Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers or its directors and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the affiliates, officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

12.                               Notices. All communications hereunder will be in writing and effective only on receipt, and:

(a)                                 if sent to the Underwriters, will be mailed, delivered or telefaxed to Cantor Fitzgerald Canada Corporation, 181 University Avenue, Suite 1500, Toronto, Ontario, Canada M5H 3M7, attention: Graham Moylan (fax no.: (416) 350-2985) and Cantor Fitzgerald & Co., 110 East 59th Street, New York, NY 10022, attention: Legal Department (fax no.: (212) 829-4708), with a copy (which shall not constitute notice) to Borden Ladner Gervais LLP, Canadian counsel for the Underwriters, at 3400 East Tower, Bay Adelaide Centre, Toronto, Ontario, Canada M5H 4E3, attention: Mark Wheeler (fax no.: (416) 367-6749) and Cooley LLP, U.S. counsel for the Underwriters, at 1114 Avenue of the Americas, New York, NY 10036, attention: Daniel I. Goldberg (fax no. (212) 479-6275);

(b)                                 or, if sent to the Company, will be mailed, delivered or telefaxed to 150 King Street West Suite 2800, Toronto, Ontario, Canada M5H 1J9, attention: Rob McEwen (fax no.: (647) 258-0408), with a copy (which shall not constitute notice) to Hogan Lovells US LLP, 1601 Wewatta Street, Suite 900, Denver, Colorado 80202, attention: George Hagerty (fax no.: (303) 899-7333) and to Bennett Jones LLP, 3400 One First Canadian Place, Toronto, Ontario, Canada M5X 1A4, Attention: Michael Melanson (fax no.: (416) 863-1716).

13.                               Successors, Assignments and Third Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties to this Agreement and their respective successors and the affiliates, officers, directors, employees, agents and controlling persons referred to in Section 8 hereof, to the extent set forth in Section 8 hereof, and no other person will have any right or obligation hereunder.

14.                               Severability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

15.                               Governing Law Provisions. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York, without regard to the conflicts of laws principles thereof. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the U.S. located in the Borough of Manhattan in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court, as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

16.                               Waiver of Jury Trial.  Each party hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

17.                               Counterparts. This Agreement may be signed in one or more counterparts, including by facsimile or other electronic means, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

18.                               Headings. The section, schedule and exhibit headings used herein are for convenience only and shall not affect the construction hereof.

19.                               Definitions. The terms that follow, when used in this Agreement, shall have the meanings indicated.

“Act” shall mean the U.S. Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Applicable Time” shall mean 6:00 a.m. (New York City and Toronto time) on September 19, 2017.

“Base Prospectus” shall mean the base prospectus referred to in Section 1(a) hereof contained in the Registration Statement at the Effective Date.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City and Toronto.

“Canadian Securities Laws” means the securities acts or similar statues of the Canadian Jurisdictions and all applicable regulations, rules, policy statements, national instruments including the MJDS Rule, notices and blanket orders or rulings thereunder and includes any decision document providing for the eligibility of the Company to use the MJDS Rule.

“Commission” shall mean the U.S. Securities and Exchange Commission.

“Disclosure Package” shall mean (i) the Time of Sale Prospectus used most recently prior to the Applicable Time, (ii) the Issuer Free Writing Prospectuses, if any, identified in Schedule II hereto, (iii) any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package and (iv) the pricing information set forth on Schedule III.

“Effective Date” shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto became or becomes effective.

“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties to this Agreement.

“Final Canadian MJDS Supplement” shall mean the prospectus supplement relating to the Securities that was first filed pursuant to the MJDS Rule after the Execution Time, together with the Canadian MJDS Base Prospectus.

“Final Prospectus” shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Base Prospectus.

“Governmental Authority” means (i) any federal, provincial, state, local, municipal, national or international government or governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, court, tribunal, arbitrator or arbitral body (public or private); (ii) any self-regulatory organization; or (iii) any political subdivision of any of the foregoing.

“Issuer Free Writing Prospectus” shall mean an “issuer free writing prospectus,” as defined in Rule 405 under the Act.

“Material Adverse Effect” shall mean any event or occurrence that (i) is reasonably likely to be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby, in each case, on a timely basis; or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business, assets, liabilities (contingent or otherwise) or properties of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

“Registration Statement” shall mean the registration statement referred to in Section 1(a) hereof including exhibits and financial statements and any prospectus supplement relating to the Securities that is filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430B, as amended, on each Effective Date and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended.

“Rule 158”, “Rule 164”, “Rule 172”, “Rule 405”, “Rule 415”, “Rule 424”, “Rule 430B”, “Rule 433” refer to such rules under the Act.

“Subsidiary” shall mean each “significant subsidiary” of the Company as defined in Rule 405 under the Act, as listed on Exhibit C attached hereto.

“Time of Sale Prospectus” shall mean the Base Prospectus referred to in Section 1(a) hereof that is used prior to the filing of the Final Prospectus.

“U.S.” means the United States of America.

20.                               CF US. It is acknowledged and agreed that CF US is a U.S. affiliate of the Lead Manager that will be selling the Securities in the U.S. on behalf of the Lead Manager in accordance with Section 2(a) and is a party to this Agreement solely for the purpose of receiving the benefit of the representations, warranties and covenants made by the Company herein and enforcing the indemnity and contribution contained in Section 8 hereof as an Indemnified Party.

21.                               Construction.

(a)                                 Words defined in the singular shall have a comparable meaning when used in the plural, and vice versa;

(b)                                 the words “hereof,” “hereto,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

(c)                                  wherever the word “include,” “includes” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation”;

(d)                                 references herein to any gender shall include each other gender;

(e)                                  references herein to any law, statute, ordinance, code, regulation, rule or other requirement of any Governmental Authority shall be deemed to refer to such law, statute, ordinance, code, regulation, rule or other requirement of any Governmental Authority as amended, reenacted, supplemented or superseded in whole or in part and in effect from time to time and also to all rules and regulations promulgated thereunder; and

(f)                                   if the last day for the giving of any notice or the performance of any act required or permitted under this Agreement is a day that is not a Business Day, then the time for the giving of such notice or the performance of such action shall be extended to the next succeeding Business Day.

22.                               Arm’s Length Transaction. The Company acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, no Underwriters are advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company with respect thereto. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company. The Company further acknowledges and agrees that it is aware that the Underwriters and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and the Underwriters and their affiliates have no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship or otherwise. The Company hereby waives, to the fullest extent permitted by law, any claims it may have against the Underwriters or their affiliates for breach of fiduciary duty or alleged breach of fiduciary duty in connection with the sale of the Securities under this Agreement and agrees that the Underwriters or their affiliates shall not have any liability (whether direct or indirect, in contract, tort or otherwise) to it in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on its behalf or in right of it or the Company, employees or creditors of Company, other than in respect of the Underwriters’ obligations under this Agreement.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

[Signature page follows]

If the foregoing is in accordance with the Company’s understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and the Company’s acceptance shall represent a binding agreement between the Company and the several Underwriters.

Very truly yours,

MCEWEN MINING INC.

By:	/s/ Andrew Elinesky
	Name:	Andrew Elinesky
	Title:	Senior Vice President and
Chief Financial Officer

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

CANTOR FITZGERALD CANADA CORPORATION

By:	/s/ Christopher Craib
	Name:	Christopher Craib
	Title:	President and Chief Financial Officer

[Signature page to McEwen Mining Inc. Underwriting Agreement]

Acknowledged by CF US solely for the purpose of receiving the benefit of Section 20 of this Agreement.

CANTOR FITZGERALD & CO.

By:	/s/ Shawn Matthews
	Name:	Shawn Matthews
	Title:	Chief Executive Officer

[Signature page to McEwen Mining Inc. Underwriting Agreement]

SCHEDULE I

Underwriters	Number of Firm Shares to be Purchased	Number of Firm Warrants to be Purchased
Cantor Fitzgerald Canada Corporation	10,260,000	5,130,000
H.C. Wainwright & Co., LLC	5,400,000	2,700,000
Haywood Securities Inc.	1,260,000	630,000
Maison Placements Canada Inc.	1,080,000	540,000
Total	18,000,000	9,000,000

SCHEDULE II

SCHEDULE OF FREE WRITING PROSPECTUSES INCLUDED IN THE
DISCLOSURE PACKAGE

Term Sheet filed as Prospectus Supplement, dated September 18, 2017.

SCHEDULE III

PRICING INFORMATION

Issue Price	US$2.25

Underwriter Commission	5%

Aggregate Number of Firm Shares (aggregate number of Option Shares)	18,000,000 (2,750,000)

Aggregate Number of Firm Warrants (aggregate number of Option Warrants) Expected Closing Date	9,000,000 (1,350,000) September 22, 2017

EXHIBIT A

Selling Restrictions

(a)                                 The Company agrees that the Underwriters will be permitted to appoint, at their sole expense, other registered dealers or brokers as their agents to assist in the distribution of the Securities. The Underwriters shall, and shall require any such dealer or broker, other than the Underwriters, with which the Underwriters have a contractual relationship in respect of the distribution of the Securities (a “Selling Firm”), to comply with the Canadian Securities Laws and the applicable provisions of the Act in connection with the distribution of the Securities and shall offer the Securities for sale to the public directly and through Selling Firms upon the terms and conditions set out in the Final Prospectus, the Final Canadian MJDS Supplement and this Agreement. The Underwriters shall, and shall require any Selling Firm, to offer for sale to the public and sell the Securities only in those jurisdictions where they may be lawfully offered for sale or sold.

(b)                                 Notwithstanding the foregoing, an Underwriter will not be liable for any breach under this Exhibit A by another Underwriter if the Underwriter first mentioned is not itself also in breach of this Exhibit A.

(c)                                  Cantor Fitzgerald Canada Corporation shall offer the Securities for sale to the public only in Canada or in such other jurisdictions in which it may lawfully offer securities.

(d)                                 CF US shall offer the Securities for sale to the public only in the United States or in such other jurisdictions in which it may lawfully offer securities.

EXHIBIT B

Form of Lock-Up Agreement

Lock-Up Agreement

September [•], 2017

Cantor Fitzgerald Canada Corporation
181 University Avenue, Suite 1500
Toronto, Ontario M5H 3M7

Ladies and Gentlemen:

This agreement (“Lock-Up Agreement”) is being delivered to you in connection with the underwriting agreement (the “Underwriting Agreement”) entered into by McEwen Mining Inc., a Colorado corporation (the “Company”), and you with respect to the offering (the “Offering”) of common stock, no par value per share, of the Company (the “Common Stock”). Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

The execution and delivery by the undersigned of this Lock-Up Agreement is a condition to the closing of the Offering. In consideration of the closing of the Offering and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees that, for a period (the “Lock-Up Period”) beginning on the date hereof and ending on, and including, the date that is 90 days after the date of the underwriting agreement relating to the Offering, the undersigned will not, without the prior written consent of Cantor Fitzgerald Canada Corporation (i) offer, sell, contract to sell, pledge, transfer, assign or otherwise dispose of (including, without limitation, by making any short sale, engage in any hedging, monetization or derivative transaction) or file (or participate in the filing of) a registration statement, prospectus or other Canadian securities offering document, with the U.S. Securities and Exchange Commission or any Canadian Regulator (the “Commissions”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commissions promulgated thereunder with respect to, any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) transfers of shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock disposed of as bona fide gifts, (b) transactions by the undersigned relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Offering, (c) entry into written trading plans for the sale or other disposition by the undersigned of Common Stock for purposes of complying with Rule 10b5-1 of the Exchange Act (“10b5-1 Plans”), provided that no sales or other distributions pursuant to such newly established 10b5-1 Plan may occur until the expiration of the Lock-Up Period, (d) sale of shares of Common Stock pursuant to 10b5-1 Plans existing as of the date of the Underwriting Agreement, (e) transfers by the undersigned of shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock as a result of testate, intestate succession or bona fide estate planning, (f) transfers by the undersigned to a trust, partnership, limited liability company or other entity, the majority of the beneficial interests of which are held, directly or indirectly, by the undersigned, (g) distributions by the undersigned of shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock to limited partners or stockholders of the undersigned and (h) the exercise of an option or warrant or the conversion of a security outstanding on the date of this Lock-up Agreement by the undersigned pursuant to the Company’s stock option and stock purchase plans; provided that in the case of any such permitted transfer or distribution pursuant to clause (a), (e), (f) or (g), each transferee or distributee shall sign and deliver a lock-up letter substantially in the form of this Lock-Up Agreement.

The undersigned further agrees that during the Lock-Up Period, the undersigned will not, without the prior written consent of Cantor Fitzgerald Canada Corporation, make any demand for, or exercise any right with respect to, the registration (or equivalent) of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities.

The undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of Common Stock. The undersigned hereby authorizes the Company and its transfer agent, during the Lock-Up Period, to decline the transfer of or to note stop transfer restrictions on the stock register and other records relating to shares of Common Stock or other securities subject to this Lock-Up Agreement.

This Lock-Up Agreement constitutes the entire agreement and understanding between and among the parties with respect to the subject matter of this Lock-Up Agreement and supersedes any prior agreement, representation or understanding with respect to such subject matter.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and performed within the State of New York.

* * *

If (a) the Company notifies you in writing that it does not intend to proceed with the Offering, (b) the registration statement filed with the Commission with respect to the Offering is withdrawn or (c) for any reason the Underwriting Agreement shall be terminated prior to the “time of purchase” (as defined in the Underwriting Agreement), this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

[Signature Page to Follow]

EXHIBIT C

Subsidiaries

Lexam VG Gold Inc.

Pangea Resources Inc.

Compania Minera Pangea S.A. de C.V

Nevada Pacific Gold (US) Inc.

NPG US LLC

Ticup LLC

McEwen Mining Nevada Inc.

Golden Pick LLC

WKGUS LLC

McEwen Mining Alberta ULC

McEwen Mining Minera Andes Acquisition Corp

Minera Andes Inc.

International Copper ULC

International Copper Mining Inc.

Los Azules Mining Inc.

San Juan Copper Inc.

Andes Corporation Minera SRL

Minera Andes Mining Inc.

Minera Andes Santa Cruz Inc.

Latin America Exploration Inc.

Minera Andes SA

Minera Santa Cruz SA